UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): 1/30/2026
_____________________________________________________________________________________
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-36837	36-4802442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
8235 Forsyth Boulevard, Suite 100
St. Louis, Missouri 63105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ENR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 30, 2026, Energizer Holdings, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, of the 68,570,616 shares outstanding and entitled to vote, 62,840,438 were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: Management’s nominees for director were elected to serve until the Annual Shareholders’ Meeting to be held in 2027, or until their respective successors are elected and qualified, by the votes of the shareholders set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Cynthia J. Brinkley	56,496,202	1,108,394	137,704	5,098,138
Rebecca D. Frankiewicz	57,269,657	340,678	131,965	5,098,138
Kevin J. Hunt	57,098,573	510,268	133,459	5,098,138
James C. Johnson	56,675,814	933,867	132,619	5,098,138
Mark S. LaVigne	57,203,946	405,365	132,989	5,098,138
Patrick J. Moore	57,178,279	435,019	129,002	5,098,138
Donal L. Mulligan	57,272,332	336,456	133,512	5,098,138
Nneka L. Rimmer	57,153,037	441,044	148,219	5,098,138
Delaney Steele	57,352,870	251,366	138,064	5,098,138
Robert V. Vitale	48,122,636	9,487,264	132,400	5,098,138

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2026 was ratified by the votes of the shareholders set forth in the table below:

For	Against	Abstain
61,709,689	996,342	134,407

Proposal 3: The Company’s executive compensation, as described in the Company’s Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

			Broker
For	Against	Abstain	Non-Votes
55,568,979	1,984,638	188,683	5,098,138

Item 8.01 Other Events.

Following the Annual Meeting, the Board of Directors appointed Ms. Steele to the Audit and Nominating and Governance Committees effective January 30, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ John J. Drabik
John J. Drabik
Executive Vice President and Chief Financial Officer

Dated: February 3, 2026